                                                                EXHIBIT 10.1







                             LEASE AGREEMENT BETWEEN



                       ENTERPRISE BUSINESS PARK D-2, L.P.,


                                AS LANDLORD, AND



                             DAISYTEK, INCORPORATED,


                                    AS TENANT



                                DATED MAY 3, 2000




                           ENTERPRISE OFFICE CENTER II
                                  ALLEN, TEXAS

                             BASIC LEASE INFORMATION


Lease Date:    May 3, 2000

Landlord:      ENTERPRISE BUSINESS PARK D-2, L.P., a Delaware limited
               partnership

Tenant:        DAISYTEK, INCORPORATED, a Delaware corporation

Premises:      Suite No. 200 (subject to approval by the applicable governmental authority), containing 46,122 rentable square feet, in the office building commonly known as Enterprise Office Center II (the
               "BUILDING"), and whose street address is 1025 Central Expressway
               South, Allen, Texas 75013. The Premises are outlined on the plan attached to the Lease as Exhibit A. The land on which the Building is located (the "LAND") is described on Exhibit B. The term "Building" includes the related Land, driveways, parking facilities, and similar improvements.

Term: Approximately 87 months, commencing on the Commencement Date and ending at 5:00 p.m. local time on the last day of the 87th full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Commencement
Date: The earliest of (a) the date on which the Work (as defined in Exhibit D hereto) in the Premises is Substantially Completed (as defined in Exhibit D hereto), or (b) the date on which the Work in the Premises would have been Substantially Completed but for the occurrence of any Tenant Delay Days (as defined in Exhibit D hereto).

Basic Rent:    Subject to the conditional abatement of Basic Rent, Additional
               Rent, and Tenant's Proportionate Share of Taxes contained in
               Exhibit J attached hereto, Basic Rent shall be the following amounts for the following periods of time:



                                                       ANNUAL BASIC RENT PER RENTABLE         MONTHLY BASIC RENT
                                 LEASE MONTH                     SQUARE FOOT
                           ------------------------ -------------------------------------- -------------------------
                                   1 - 63                          $14.90                         $57,268.15
                           ------------------------ -------------------------------------- -------------------------

                                   64 - 87                         $17.31                         $66,530.99
                           ------------------------ -------------------------------------- -------------------------

               As used herein, the term "LEASE MONTH" shall mean each calendar month during the Term (and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term and the monthly Basic Rent rate applicable for such partial month).

Security
Deposit:       [Intentionally Deleted].

Rent: Basic Rent, Tenant's Proportionate Share of Taxes, and Electrical Costs, Tenant's share of Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay to Landlord under the Lease.

Permitted Use: General office use and telemarketing.

Tenant's Proportionate Share:
               50.10%, which is the percentage obtained by dividing (a) the number of rentable square feet in the Premises as stated above by
               (b) the 92,066 rentable square feet in the Building. Landlord and Tenant stipulate that the number of rentable square feet in the Premises and in the Building set forth above shall be binding upon them.

Initial Liability Insurance Amount:
                           $3,000,000.


                  Prior to Commencement Date:                     Following Commencement Date:
                  --------------------------                      ---------------------------
Tenant's
Address:          Daisytek, Incorporated                          Daisytek, Incorporated
                  500 North Central Expressway                    1025 Central Expressway South, Suite 200
                  Plano, Texas                                    Allen, Texas 75013
                  Attention: Ralph Mitchell                       Attention:  Ralph Mitchell
                  Telephone:  972-881-4700                        Telephone: _________________________
                  Telecopy:  972-881-1200                         Telecopy: __________________________


                                                                  With a copy to:
                                                                  --------------
                                                                  Wolff & Samson, P.A.
                                                                  5 Becker Farm Road
                                                                  Roseland, New Jersey  07068
                                                                  Attention:  Morris Bienenfeld
                                                                  Telephone:  973-533-6532
                                                                  Telecopy:  973-740-1407


Landlord's        For all Notices:                                With a copy to:
Address:          ---------------                                 --------------
                  Enterprise Business Park D-2, L.P.              Enterprise Business Park D-2, L.P.
                  c/o Trammell Crow Dallas/Fort Worth, Ltd.       2200 Ross Avenue, Suite 3700
                  2200 Ross Avenue, Suite 3700                    Dallas, Texas  75201
                  Dallas, Texas  75039                            Attention:  Asset Manager
                  Attention:  Jim Wells                           Telephone:  214-979-6100
                  Telephone:  214-979-6100                        Telecopy:  214-979-6355
                  Telecopy:  214-979-6134

                                                                  With a copy to:
                                                                  --------------
                                                                  Vinson & Elkins
                                                                  2001 Ross Avenue, Suite 3700
                                                                  Dallas, Texas  75201
                                                                  Attention:  Joel Ross
                                                                  Telephone:  214-220-7700
                                                                  Telecopy:  214-220-7716

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.


LANDLORD:                ENTERPRISE BUSINESS PARK D-2, L.P., a Delaware
                         limited partnership
                         By: Trammell Crow DFW Development,  Inc.,
                             a Delaware corporation, its sole general partner


                             By:
                                ----------------------------------------------
                             Name:
                                  --------------------------------------------
                             Title:
                                   -------------------------------------------

TENANT:                  DAISYTEK, INCORPORATED, a Delaware corporation


                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------

                                TABLE OF CONTENTS


                                                                                                               Page

1.       Definitions and Basic Provisions.........................................................................1

2.       Lease Grant..............................................................................................1

3.       Tender of Possession; Late Delivery; Acceptance of Premises..............................................1
         (a)      Tender of Possession............................................................................1
         (b)      Late Delivery...................................................................................1
         (c)      Acceptance of Premises..........................................................................2
         (d)      Early Entry by Tenant...........................................................................2

4.       Rent.....................................................................................................3
         (a)      Payment.........................................................................................3
         (b)      Operating Costs; Taxes; Electrical Costs........................................................3
         (c)      Tenant Inspection Right.........................................................................5

5.       Delinquent Payment; Handling Charges.....................................................................6

6.       Security Deposit.........................................................................................6

7.       Landlord's Obligations...................................................................................7
         (a)      Services........................................................................................7
         (b)      Excess Utility Use..............................................................................7
         (c)      Restoration of Services; Abatement..............................................................7

8.       Improvements; Alterations; Repairs; Maintenance..........................................................8
         (a)      Improvements; Alterations.......................................................................8
         (b)      Repairs; Maintenance............................................................................9
         (c)      Performance of Work.............................................................................9
         (d)      Mechanic's Liens................................................................................9

9.       Use.....................................................................................................10

10.      Assignment and Subletting...............................................................................10
         (a)      Transfers......................................................................................10
         (b)      Consent Standards..............................................................................10
         (c)      Request for Consent............................................................................11
         (d)      Conditions to Consent..........................................................................11
         (e)      Cancellation...................................................................................11
         (f)      Additional Compensation........................................................................11
         (g)      Permitted Transfers............................................................................12

11.      Insurance; Waivers; Subrogation; Indemnity..............................................................12
         (a)      Tenant's Insurance.............................................................................12


         (b)      Landlord's Insurance...........................................................................13
         (c)      No Subrogation.................................................................................13
         (d)      Indemnity......................................................................................13

12.      Subordination; Attornment; Notice to Landlord's Mortgagee...............................................14
         (a)      Subordination..................................................................................14
         (b)      Attornment.....................................................................................14
         (c)      Notice to Landlord's Mortgagee.................................................................14
         (d)      Landlord's Mortgagee's Protection Provisions...................................................14
         Subordination, Non-Disturbance and Attornment Agreement.................................................15

13.      Rules and Regulations...................................................................................15

14.      Condemnation............................................................................................15
         (a)      Total Taking...................................................................................15
         (b)      Partial Taking - Tenant's Rights...............................................................15
         (c)      Partial Taking - Landlord's Rights.............................................................16
         (d)      Award..........................................................................................16

15.      Fire or Other Casualty..................................................................................16
         (a)      Repair Estimate................................................................................16
         (b)      Tenant's Rights................................................................................16
         (c)      Landlord's Rights..............................................................................16
         (d)      Repair Obligation..............................................................................16
         (e)      Abatement of Rent..............................................................................17

16.      Personal Property Taxes.................................................................................17

17.      Events of Default.......................................................................................17
         (a)      Payment Default................................................................................17
         (b)      Abandonment....................................................................................17
         (c)      Estoppel.......................................................................................17
         (d)      Other Defaults.................................................................................18
         (e)      Insolvency.....................................................................................18

18.      Remedies................................................................................................18
         (a)      Termination of Lease...........................................................................18
         (b)      Termination of Possession......................................................................18
         (c)      Alteration of Locks............................................................................19

19.      Payment by Tenant; Non-Waiver; Cumulative Remedies......................................................19
         (a)      Payment by Tenant..............................................................................19
         (b)      No Waiver......................................................................................19
         (c)      Cumulative Remedies............................................................................19

20.      Landlord's Lien.........................................................................................19

21.      Surrender of Premises...................................................................................19


22.      Holding Over............................................................................................20

23.      Certain Rights Reserved by Landlord.....................................................................20
         (a)      Building Operations............................................................................20
         (b)      Security.......................................................................................20
         (c)      Prospective Purchasers and Lenders.............................................................20
         (d)      Prospective Tenants............................................................................21

24.      Substitution Space......................................................................................21

25.      Miscellaneous...........................................................................................21
         (a)      Landlord Transfer..............................................................................21
         (b)      Landlord's Liability...........................................................................21
         (c)      Force Majeure..................................................................................21
         (d)      Brokerage......................................................................................21
         (e)      Estoppel Certificates..........................................................................21
         (f)      Notices........................................................................................21
         (g)      Separability...................................................................................22
         (h)      Amendments; Binding Effect.....................................................................22
         (i)      Quiet Enjoyment................................................................................22
         (j)      No Merger......................................................................................22
         (k)      No Offer.......................................................................................22
         (l)      Entire Agreement...............................................................................22
         (m)      Waiver of Jury Trial...........................................................................22
         (n)      Governing Law..................................................................................22
         (o)      Recording......................................................................................23
         (p)      Joint and Several Liability....................................................................23
         (q)      Financial Reports..............................................................................23
         (r)      Landlord's Fees................................................................................23
         (s)      Telecommunications.............................................................................23
         (t)      Confidentiality................................................................................24
         (u)      Authority......................................................................................24
         (v)      Hazardous Materials............................................................................24
         (w)      List of Exhibits...............................................................................24

26.      Other Provisions........................................................................................25
         (a)      ADA............................................................................................25
         (b)      Environmental Report...........................................................................25
         (c)      Signage........................................................................................25
         (d)      Satellite Dish.................................................................................26
         (e)      Smoking Area...................................................................................27

                              LIST OF DEFINED TERMS

                                                                                                                Page
Additional Rent...................................................................................................3
Affiliate.........................................................................................................1
Architect.......................................................................................................D-2
Basic Lease Information...........................................................................................1
Basic Rent........................................................................................................i
Building..........................................................................................................i
Building's Structure..............................................................................................1
Building's Systems................................................................................................1
Casualty.........................................................................................................16
Commencement Date.................................................................................................i
Comparable Buildings............................................................................................H-1
Completion Termination Date.......................................................................................2
Construction Allowance..........................................................................................D-5
Construction Drawings...........................................................................................D-1
Consultant.......................................................................................................25
Critical Services.................................................................................................8
Damage Notice....................................................................................................16
Disabilities Acts................................................................................................25
Electrical Costs..................................................................................................5
Essential Landlord Improvements.................................................................................D-1
Estimated Delivery Date...........................................................................................1
Event of Default.................................................................................................18
Force Majeure Delay Days..........................................................................................2
GAAP.............................................................................................................12
Guarantor.......................................................................................................N-1
Hazardous Materials..............................................................................................24
Holidays..........................................................................................................7
HVAC..............................................................................................................7
including.........................................................................................................1
Land..............................................................................................................i
Landlord..........................................................................................................1
Landlord's Contribution..........................................................................................17
Landlord's Mortgagee.............................................................................................14
Law...............................................................................................................1
Laws..............................................................................................................1
Lease.............................................................................................................1
Lease Date........................................................................................................i
Lease Month.......................................................................................................i
Liquidated Damages Date...........................................................................................2
Loss.............................................................................................................13
Mortgage.........................................................................................................14
Offer Notice....................................................................................................I-1
Operating Costs...................................................................................................3
Operating Costs and Tax Statement.................................................................................5


Parking Lot.....................................................................................................G-1
Permitted Transfer...............................................................................................12
Permitted Transferee.............................................................................................12
Permitted Use....................................................................................................ii
Premises..........................................................................................................i
Prevailing Rental Rate..........................................................................................H-1
Primary Lease....................................................................................................14
Refusal Space...................................................................................................I-1
Rent.............................................................................................................ii
Repair Period....................................................................................................16
Report............................................................................................................25
Satellite Dish...................................................................................................26
Security Deposit..................................................................................................i
Sign Requirements................................................................................................26
Signs............................................................................................................26
Space Plans.....................................................................................................D-2
Space Plans Delivery Deadline...................................................................................D-2
Substantial Completion..........................................................................................D-4
Substantially Completed.........................................................................................D-4
Supplemental Allowance..........................................................................................D-5
Taking...........................................................................................................16
Tangible Net Worth...............................................................................................12
Taxes.............................................................................................................4
Telecommunications Services......................................................................................24
Tenant............................................................................................................1
Tenant Delay Day................................................................................................D-4
Tenant Party......................................................................................................1
Tenant's Proportionate Share.....................................................................................ii
Term..............................................................................................................i
Third Party Offer...............................................................................................I-1
Total Construction Costs........................................................................................D-5
Transfer.........................................................................................................10
Work............................................................................................................D-3
Working Drawings................................................................................................D-3
Working Drawings Delivery Deadline..............................................................................D-2

                                      LEASE


         THIS LEASE AGREEMENT (this "LEASE") is entered into as of May 3, 2000, between ENTERPRISE BUSINESS PARK D-2, L.P., a Delaware limited partnership ("LANDLORD"), and DAISYTEK, INCORPORATED, a Delaware corporation ("TENANT").

         1. DEFINITIONS AND BASIC PROVISIONS. The definitions and basic provisions set forth in the Basic Lease Information (the "BASIC LEASE INFORMATION") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "AFFILIATE" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "BUILDING'S STRUCTURE" means the Building's exterior walls, roof, elevator shafts, footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams; "BUILDING'S SYSTEMS" means the Building's HVAC, life-safety, plumbing, electrical, and mechanical systems; "INCLUDING" means including, without limitation; "LAWS" means all federal, state, and local laws, rules and regulations, all court orders, governmental directives, and governmental orders, and all restrictive covenants affecting the Building as of the date hereof, and "LAW" shall mean any of the foregoing; and "TENANT PARTY" means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees.

         2. LEASE GRANT. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.

         3.       TENDER OF POSSESSION; LATE DELIVERY; ACCEPTANCE OF PREMISES.


                  (a) TENDER OF POSSESSION. Landlord and Tenant presently anticipate that possession of the Premises will be tendered to Tenant (with the Work to be performed by Landlord therein, if any, Substantially Completed) on or about August 15, 2000 (the "ESTIMATED DELIVERY DATE"). If Landlord is unable to tender possession of the Premises in such condition to Tenant by the Estimated Delivery Date, then, subject to Section 3.(b), (1) Landlord shall not be in default hereunder or be liable for damages therefor, and (2) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant in such condition.

                  (b)      LATE DELIVERY. Notwithstanding the foregoing,

                           (1)      if the Work in the Premises is not
         Substantially Completed by the Liquidated Damages Date, Tenant may offset from its Basic Rent obligations first accruing following the Commencement Date, liquidated damages equal to the product of $1,882.79 multiplied by the number of days commencing on the Liquidated Damages Date and ending on the earlier of the 15th day following the Liquidated Damages Date or the day Landlord tenders possession of the Premises (with the Work to be performed by Landlord therein Substantially Completed); provided, if the Work in the Premises is not Substantially Completed by the 15th day following the

         Liquidated Damages Date, Tenant may offset from its Basic Rent obligations first accruing following the Commencement Date, liquidated damages equal to the product of $3,765.58 multiplied by the number of days commencing on the 15th day following the Liquidated Damages Date and ending on the earlier of the 30th day following the Liquidated Damages Date or the day Landlord tenders possession of the Premises (with the Work to be performed by Landlord therein Substantially Completed); provided further, if the Work in the Premises is not Substantially Completed by the 30th day following the Liquidated Damages Date, Tenant may offset from its Basic Rent obligations first accruing following the Commencement Date, liquidated damages equal to the product of $5,648.37 multiplied by the number of days commencing on the 30th day following the Liquidated Damages Date and ending on the day Landlord tenders possession of the Premises (with the Work to be performed by Landlord therein Substantially Completed). Except as provided in Section 3.(b)(2), the abatement rights afforded to Tenant under this Section 3.(b)(1) shall be Tenant's sole remedy for Landlord's failure to timely Substantially Complete the Work; and

                           (2)      If the Work in the Premises is not
         Substantially Completed by the Completion Termination Date, Tenant may terminate this Lease by delivering to Landlord written notice thereof at any time before the earlier of (A) ten days following the Completion Termination Date or (B) the date on which the Work in the Premises is Substantially Completed. Except as provided in Section 3.(b)(1) or as set forth in the next paragraph, the termination right afforded to Tenant under this Section 3.(b)(2) shall be Tenant's sole remedy for Landlord's failure to timely Substantially Complete the Work. Time is of the essence for the delivery of Tenant's termination notice under this Section 3; accordingly, if Tenant fails timely to deliver any such notice, Tenant's right to terminate this Lease under this Section 3.(b)(2) shall expire. As used herein, "COMPLETION TERMINATION DATE" means December 31, 2000, plus the number of Tenant Delay Days and the number of Force Majeure Delay Days. As used herein, "LIQUIDATED DAMAGES DATE" means the Estimated Delivery Date, plus the number of Tenant Delay Days and the number of Force Majeure Delay Days. As used herein, "FORCE MAJEURE DELAY DAYS" means any delay in achieving Substantial Completion with respect to the Work due to the events specified in
         Section 25.(c) of this Lease provided such events are not reasonably
         (i) foreseeable and (ii) preventable, by Landlord.

If this Lease is terminated by Tenant pursuant to this Section 3.(b)(2), Landlord shall refund to Tenant the first monthly installment of Basic Rent delivered to Landlord pursuant to Section 4.(a) and reimburse Tenant for all reasonable architectural and attorney fees incurred by Tenant in connection with this Lease and the Working Drawings, up to a maximum of $75,000, within 30 days after delivery to Landlord of a statement of such costs.

                  (c) ACCEPTANCE OF PREMISES. By occupying the Premises on or any time after the Commencement Date, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Within 30 days following the Commencement Date, Tenant and Landlord shall jointly execute and deliver a letter substantially in the form of Exhibit E hereto confirming (1) the Commencement Date and the expiration date of the initial Term, (2) that Tenant has accepted the Premises, (3) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter), and (4) the aggregate amount of offset against Basic Rent, in any, to which Tenant is entitled hereunder.

                  (d) EARLY ENTRY BY TENANT. Tenant may enter the Premises before the Work in the Premises is Substantially Completed with Landlord's prior consent (which shall not be unreasonably withheld) to perform work therein, provided that (1) Landlord is given prior written notice of any such entry, (2) such entry shall be coordinated with Landlord and shall not interfere with Landlord's work, and (3) Tenant shall deliver to Landlord evidence that the insurance required under Section 11 of this Lease has been obtained. Any such entry shall be on the terms of this Lease, but no rent shall accrue in respect of Basic Rent, Additional Rent, Taxes or Electrical Costs, during the period that Tenant so enters the Premises. Tenant shall conduct its activities therein so as not to interfere with Landlord's construction activities, and shall do so at its risk and expense. If, in Landlord's judgment, Tenant's activities therein interfere with Landlord's construction activities, Landlord may terminate Tenant's right to enter the Premises before the Commencement Date.

         4.       RENT.


                  (a) PAYMENT. Tenant shall timely pay to Landlord Rent, without notice, demand, deduction or set off (except as otherwise expressly provided herein), at Landlord's address provided for in this Lease or as otherwise specified by Landlord in accordance with the notice provisions hereof and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. Subject to the terms hereof contained in Exhibit J hereto, the first monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

                  (b)      OPERATING COSTS; TAXES; ELECTRICAL COSTS.


                           (1) Tenant shall pay to Landlord the amount ("ADDITIONAL RENT") equal to Tenant's Proportionate Share of the annual Operating Costs (defined below). Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for each calendar year or part thereof during the Term. During each calendar year or partial calendar year of the Term, Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Basic Rent, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. On an annual basis for each calendar year during the Term, Landlord may estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord for such year. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

                           (2) The term "OPERATING COSTS" shall mean all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including the following costs: (A) management fees equal to 3% of the Rent (excluding Electrical Costs and, from Operating Costs only, the cost of electricity for the common areas [all other Operating Costs shall be included in the calculation of management fees]) payable to Landlord under this Lease; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, are reasonably expected to reduce the normal operating costs (including all utility costs) of the Building (excluding any improvements arising as a result of the specific use of the Building by any tenant or occupant of the Building other than the Tenant), as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment, as well as capital improvements made in order to comply with any Law hereafter promulgated by any governmental authority or any interpretation hereafter rendered with respect to any existing Law, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, including gas, electricity (but only for the common areas of the Building), water, sewer, and other services; (E) repairs, replacements, and general maintenance of the Building; and (F) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including alarm service, window cleaning, and elevator maintenance).

              Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 4.(b)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like;
         (ii) repair, replacements and general maintenance and any other costs paid by proceeds of insurance or by Tenant or other third parties;
         (iii) interest, amortization or other payments on loans to Landlord;
         (iv) depreciation; (v) leasing commissions, advertising and all other costs and expenses relating to the leasing of the Building; (vi) legal expenses and third party consultant expenses for services other than those that benefit the Building tenants generally (e.g., tax disputes);
         (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes; and (ix) federal, state and local income taxes imposed on or measured by the income of Landlord from the operation of the Building.

                           (3) Tenant shall also pay its Proportionate Share of Taxes for each year and partial year falling within the Term. Tenant shall pay its Proportionate Share of Taxes in the same manner as provided above for Additional Rent with regard to Operating Costs. "TAXES" shall mean taxes, assessments, and governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement existing as of the date hereof that are not treated as part of Operating Costs) now or hereafter attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal, state and local taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Building, and all rights to receive notices of reappraisement as set forth in Sections 41.413 and 42.015 of the Texas Tax Code. Landlord shall use good-faith reasonable efforts to pursue tax protests and appeals.

                           (4) To the extent Landlord is billed directly by the utility company furnishing electrical service to the Premises, Tenant shall also pay to Landlord the cost of all electricity used by Tenant ("ELECTRICAL COSTS"), which shall be determined by a separate submeter installed as part of the Work set forth in Exhibit D, and which shall be maintained and read by Landlord. The submeter shall be read by Landlord and Tenant shall pay to Landlord the cost of such electrical service based on rates charged for such service by the utility company furnishing such service, including all fuel adjustment charges, demand charges and taxes. Such amount, which shall be based on the meter reading for the prior month, shall be payable in monthly installments on the first day of each calendar month during the Term. To the extent Tenant is billed directly for Electrical Costs by the utility company furnishing electrical service to the Premises, Tenant shall promptly pay all electrical Costs to such utility company.

                           (5) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of (A) the actual Operating Costs for the previous year, adjusted as provided in Section 4.(b)(6), (B) the actual Taxes for the previous year, (C) the amount of Additional Rent and Taxes paid by Tenant during such previous year, and (D) Tenant's Proportionate Share of the actual Operating Costs and Taxes for such previous year (the "OPERATING COSTS AND TAX STATEMENT"). If Tenant's payments of Additional Rent or Taxes under this Section 4.(b) for the year covered by the Operating Costs and Tax Statement exceed Tenant's Proportionate Share of such items as indicated in the Operating Costs and Tax Statement, then Landlord shall promptly credit Tenant for such excess; likewise, if Tenant's payments of Additional Rent or Taxes under this Section 4.(b) for such year are less than Tenant's Proportionate Share of such items as indicated in the Operating Costs and Tax Statement, then Tenant shall promptly pay Landlord such deficiency.

                           (6) With respect to any calendar year, or portion thereof, following the Commencement Date in which the Building is not occupied to the extent of 95% of the rentable area of the Building, then, for such period of time, the Operating Costs shall be increased to the amount which reasonably would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof. Operating Costs grossed-up under this Section 4.(b)(6) shall include only those Operating Costs that vary with occupancy of the Building.

                           (7) Landlord's reasonable estimate of calendar year 2000 Operating Costs are $1.90 per rentable square foot in the Building (grossed up as provided in Section 4.(b)(6) of this Lease). Landlord's reasonable estimate of calendar year 2000 Taxes are $2.10 per rentable square foot in the Building .


                  (c) TENANT INSPECTION RIGHT. Provided no Event of Default then exists, after receiving an annual Operating Costs and Tax Statement and giving Landlord 30-days' prior written notice thereof, Tenant may inspect or audit Landlord's records relating to Operating Costs and Taxes for the period of time covered by such Operating Costs and Tax Statement in accordance with the following provisions. If Tenant fails to request to inspect or audit Landlord's calculation of Operating Costs and Taxes on an annual Operating Costs and Tax Statement within 30 days after the statement has been delivered to Tenant, or if Tenant fails to conclude its audit or inspection within 90 days after making such request (which 90-day period shall be extended by one day for each day of delay caused solely by Landlord's failure to reasonably cooperate with Tenant in conducting such audit or inspection, then Tenant shall have waived its right to object to the calculation of Operating Costs and Taxes for the year in question and the calculation of Operating Costs and Taxes set forth on such statement shall be final. Tenant's audit or inspection shall be conducted where Landlord maintains its books and records, shall not unreasonably interfere with the conduct of Landlord's business, and shall be conducted only during business hours reasonably designated by Landlord. To the extent Tenant's audit or inspection unreasonably interferes with Landlord's business, Tenant shall pay the cost of such audit or inspection, including $150 per hour of Landlord's or the building manager's employee time unreasonably devoted to such inspection or audit to reimburse Landlord for its overhead costs allocable to the inspection or audit, unless the total Operating Costs and Taxes for the period in question is determined to be in error by more than 5% in the aggregate, and, as a result thereof, Tenant paid to Landlord $0.20 per rentable square foot in the Premises more than the actual Operating Costs and Taxes due for such period, in which case Landlord shall pay the audit or inspection cost (not to exceed the amount Tenant was overcharged for the period in question). Tenant may not conduct an inspection or have an audit performed more than once during any calendar year. If such inspection or audit reveals that an error was made in the Operating Costs or Taxes previously charged to Tenant, then Landlord shall refund to Tenant any overpayment of any such costs, or Tenant shall pay to Landlord any underpayment of any such costs, as the case may be, within 30 days after notification thereof. Provided Landlord's accounting for Operating Costs and Taxes is consistent with the terms of this Lease, Landlord's good faith judgment regarding the proper interpretation of this Lease and the proper accounting for Operating Costs and Taxes shall be binding on Tenant in connection with any such audit or inspection. Tenant shall maintain the results of each such audit or inspection confidential and shall be permitted to use any third party to perform such audit or inspection which (1) is reasonably acceptable to Landlord (it being understood that Landlord shall not be entitled to withhold its consent to any firm solely on the basis of the fact that such party is compensated on a contingency fee basis or in any other manner which is dependent upon the results of such audit or inspection), and (2) agrees with Landlord in writing to maintain the results of such audit or inspection confidential. Nothing in this
Section 4.(c) shall be construed to limit, suspend or abate Tenant's obligation to pay Rent when due, including Additional Rent.

                  5. DELINQUENT PAYMENT; HANDLING CHARGES. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of eighteen percent per annum or the maximum lawful rate of interest; additionally, in the event Tenant fails to pay Rent when due, Landlord may charge Tenant a fee equal to five percent of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest. Notwithstanding the foregoing, (a) the late fee referenced above shall not be charged with respect to the first two occurrences (but not any subsequent occurrence) during any 12-month period that Tenant fails to make payment when due, until five days after Landlord delivers written notice of such delinquency to Tenant, and (b) past due payments (other than payments of Basic Rent, Additional Rent, Tenant's Proportionate Share of Taxes or Electrical Costs [to the extent Landlord is billed directly by the utility company electrical service to the Premises]) shall not bear interest with respect to the first two occurrences (but not any subsequent occurrence) during any 12-month period that Tenant fails to make payment when due, until ten days after landlord delivers written notice of such delinquency to Tenant.

                  6.       SECURITY DEPOSIT. [Intentionally Deleted].

                  7.       LANDLORD'S OBLIGATIONS.


                  (a) SERVICES. Landlord shall furnish to Tenant (1) hot and cold water at those points of supply set forth in the Construction Drawings and as provided for general use of tenants of the Building; (2) heated and refrigerated air conditioning ("HVAC") for the Premises with keypad access; (3) HVAC for the common areas of the Building as appropriate, at such temperatures and in such amounts as are standard for comparable buildings in the vicinity of the Building, provided that Landlord shall furnish HVAC to the common areas of the Building at a temperature of not more than 80(Degree) and not less than 65(Degree) between 8:01 p.m. and 5:59 a.m. on weekdays and between 7:01 p.m. and 7:59 a.m. on Saturdays, and all times on Sundays and Holidays; (4) janitorial service to the Premises and the Building on weekdays, other than Holidays, as more particularly described on Exhibit K and such window washing as may from time to time be reasonably required; (5) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators (but not less than one) during non-business hours and Holidays; and (6) common use of the Building lobby and other common areas set forth in the Construction Drawings. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage caused by a Tenant Party. As used herein, "HOLIDAYS" means New Year's Day, Good Friday, Easter Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  (b) EXCESS UTILITY USE. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord or as part of the Working Drawing as described in Exhibit D hereto. The use of electricity in the Premises shall not exceed the capacity of the existing feeders and risers to or wiring in the Premises installed pursuant to the Construction Drawings as described in Exhibit D hereto. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or unreasonably interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within 30 days after Landlord has delivered to Tenant an invoice therefor.

                  (c) RESTORATION OF SERVICES; ABATEMENT. Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for more than ten consecutive days (as extended one day for each Holiday that occurs during such ten-day period) after Tenant advises Landlord in writing thereof because of the unavailability of any such service (or five consecutive days [as extended one day for each Holiday that occurs during such five-day period] because of the unavailability and the restoration of such services is within the reasonable control of Landlord) and such unavailability was not caused by a Tenant Party, then Tenant shall, as its exclusive remedy be entitled to an abatement of Basic Rent for each consecutive day (after such ten-day period [or after such five-day period as applicable]) that Tenant is so prevented from using the Premises. Landlord shall exceed its reasonable efforts in restoring any service required of it if Tenant agrees in writing to reimburse Landlord for its extraordinary costs related to such restoration.

                  (d) If at any time following the Commencement Date Landlord fails to deliver electrical service, elevator service, HVAC service, sewer service or water service to the Premises (the "CRITICAL SERVICES") for three consecutive business days after Tenant advises Landlord in writing that the Critical Services are not being provided to the Premises, the unavailability of such Critical Services prevents Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such unavailability, and Landlord has not commenced to cure such cessation of Critical Services or has failed to prosecute such cure with reasonable diligence, Tenant shall be entitled to restore such service in a commercially reasonable manner. Provided that such repairs are completed in a good and workmanlike manner, Landlord shall reimburse Tenant for its actual, out-of-pocket costs therefor within 30 days after delivery to Landlord of a reasonably detailed invoice and, if requested by Landlord, receipts, bills paid affidavits, and appropriate releases of liens, failing which default interest shall accrue thereon from the date due until the date paid at the maximum lawful rate. If the unavailability of such Critical Services is caused by a Taking (defined below) or a Casualty (defined below), then the provisions of this Section shall not be applicable thereto; rather, the provisions of Sections 14 and 15 (as the case may be) shall apply.

         8.       IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.


                  (a) IMPROVEMENTS; ALTERATIONS. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall be governed by standards in the following sentence. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would adversely affect (in the reasonable discretion of Landlord) (1) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or (3) the appearance of the Building's common areas or elevator lobby areas. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. Notwithstanding the foregoing, and subject to Section 21, Tenant shall not be required to obtain Landlord's consent for repainting, recarpeting, or other non-structural alterations, tenant improvements, or non-permanent temporary additions to the Premises which are cosmetic in nature totaling less than $20,000 in any single instance or series of related alternations performed during the Term of this Lease (provided that Tenant shall not perform any improvements, alterations or additions to the Premises in stages as a means to subvert this provision), in each case provided that (A) Tenant delivers to Landlord written notice thereof, a list of contractors and subcontractors to perform the work (and certificates of insurance for each such party) and any plans and specifications therefor prior to commencing any such alterations, additions, or improvements (for informational purposes only so long as no consent is required by Landlord as required by this Lease), (B) the installation thereof does not involve any core drilling or the reconfiguration or relocation of any exterior or interior load bearing walls of the Building, and (C) such alterations, additions and improvements will not affect (i) the Building's Structure or the Building's Systems, including the distribution of the HVAC under Section 7.(a), (ii) the provision of services to other Building tenants, or (iii) the appearance of the Building's common areas or the exterior of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance.

                  (b) REPAIRS; MAINTENANCE. Tenant shall maintain the Premises in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within 15 days after Landlord delivers written notice of the occurrence of such damage (except in the case of an emergency, in which case no notice is required), then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this
Section 8 shall be paid by Tenant to Landlord within 30 days after Landlord has invoiced Tenant therefor.

                  (c)      PERFORMANCE OF WORK. All work described in this
Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord; provided, all work described in this Section 8 for which Landlord's consent is not required may be performed by any contractor or subcontractor on Landlord's approved list without obtaining Landlord's prior written approval, which list shall be provided upon Tenant's written request therefor. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building's Structure and the Building's Systems). All such work which may affect the Building's Structure or the Building's Systems must be approved by the Building's engineer of record, at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work. In consideration for Landlord's expenses in reviewing such plans and specifications and providing construction supervision services, Tenant shall reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and reasonably incurred by Landlord in reviewing such plans and specifications and providing such construction supervision services, and pay to Landlord a construction supervision fee equal to $150 per hour of Landlord employee time devoted to reviewing such plans and specifications and providing such construction supervision services; provided, no reimbursement shall be made nor shall a construction supervision fee shall be charged for the first $20,000 of cosmetic work as described in Section 8.(a) or for the initial tenant improvements described in Exhibit D attached hereto.

                  (d) MECHANIC'S LIENS. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Building or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (1) pay the amount of the lien and cause the lien to be released of record, or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant or any contractor or subcontractor of Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Building or Landlord's interest therein due to any work performed by or for Tenant.

         9. USE. Tenant shall continuously occupy and use the Premises only for the Permitted Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any Hazardous Materials (other than typical office supplies [e.g., photocopier toner] and then only in compliance with all Laws). If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. If Tenant fails to cease or remediate such acts or pay to Landlord the amount of such increase within five days after Landlord's request that Tenant do so, then such acts shall be an Event of Default Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

         10.      ASSIGNMENT AND SUBLETTING.


                  (a) TRANSFERS. Except as provided in Section 10.(g), Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization (unless Tenant is the surviving entity thereof, in which event, any such merger consolidation or reorganization shall not be deemed a "Transfer" hereunder), (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant; provided, this clause (3) shall not apply to Tenant if the stock of Tenant or Tenant's parent corporation is publicly traded (or whose parent corporation stock), (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10.(a)(1) through 10.(a)(6) being a "TRANSFER").

                  (b) CONSENT STANDARDS. Landlord shall not unreasonably withhold its consent to any assignment or subletting or other Transfer of the Premises, provided that the proposed transferee (1) has a net worth equal to or greater than the net worth of Tenant as of the Commencement Date; provided, this clause (1) shall not apply to any subletting, (2) has a good reputation in the business community, (3) will use the Premises for the Permitted Use and, as to any proposed assignment, will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building; provided, upon Tenant's written request therefor pursuant to a prospective Transfer, Landlord shall provide to Tenant a description of all of the exclusive use and similar agreements then existing between Landlord and the other tenants of the Building,
(4) is not a governmental entity, or subdivision or agency thereof, (5) is not another occupant of the Building, and (6) is not a person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion; provided, upon

Tenant's written request therefor pursuant to a prospective Transfer, Landlord shall provide to Tenant a list of all persons and entities with whom Landlord is negotiating to lease space in the Building.

                  (c) REQUEST FOR CONSENT. If Tenant requests Landlord's consent to a Transfer, then, at least 15 business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; with respect to any proposed assignment, banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's character and, with respect to any proposed assignment, creditworthiness in accordance with the requirements contained herein. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $1,000 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

                  (d) CONDITIONS TO CONSENT. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

                  (e) CANCELLATION. Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease and release Tenant from all liability arising after the date of such cancellation as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding the foregoing, if Landlord provides written notification to Tenant of its election to cancel this Lease as to any portion of the Premises as provided above, Tenant may rescind its request for Landlord's consent to Tenant's proposed assignment or subletting of all or any portion of the Premises by notifying Landlord in writing within three business days following Landlord's written cancellation notice, in which event this Lease shall continue in full force and effect as if Tenant had not submitted such request for Landlord's consent to Tenant's proposed assignment or subletting.

                (f) ADDITIONAL COMPENSATION. While no Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess of (1) all compensation received by Tenant in consideration for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby. While any Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, one hundred percent (100%) of the excess of (A) all compensation received by Tenant for a Transfer over (B) the Rent allocable to the portion of the Premises covered thereby.

                  (g) PERMITTED TRANSFERS. Notwithstanding Section 10.(a), Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises (a "PERMITTED TRANSFER") to the following types of entities (a "PERMITTED TRANSFEREE") without the written consent of Landlord:


                           (1)      an Affiliate of Tenant;

                           (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are expressly assumed in writing by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the Commencement Date; or

                           (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the Commencement Date.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder (except as set forth in Section 10.(g)(2) above). Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants of the Building; provided, upon Tenant's written request therefor in connection with a Permitted Transfer, Landlord shall provide to Tenant a description of all agreements affecting the Premises, the Building, Landlord or other tenants of the Building which restrict such Permitted Transferee's use of the Premises. At least 30 days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with copies of the instrument effecting any of the foregoing Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "TANGIBLE NET WORTH" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this Section 10.

         11.      INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.

                  (a) TENANT'S INSURANCE. Tenant shall maintain throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of $3,000,000 per occurrence or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter [including liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant, Landlord, Landlord's agents and their respective Affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (4) worker's compensation insurance, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

                  (b) LANDLORD'S INSURANCE. Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies:
(1) fire and extended risk insurance for the Building's replacement value and
(2) commercial general liability insurance in an amount of not less than $3,000,000. The cost of all reasonable and customary insurance carried by Landlord with respect to the Building shall be included in Operating Costs. The foregoing insurance policies and any other insurance carried by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control, and Tenant shall have no right or claim to any proceeds thereof or any other rights thereunder.

                  (c) NO SUBROGATION. Landlord and Tenant each waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "LOSS"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, REGARDLESS OF WHETHER THE NEGLIGENCE OF THE OTHER PARTY CAUSED SUCH LOSS. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.



                  (d) INDEMNITY. Subject to Section 11.(c), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from any Loss arising from any occurrence on the Premises, EVEN THOUGH CAUSED OR ALLEGED TO BE CAUSED BY THE NEGLIGENCE OR FAULT OF LANDLORD OR ITS AGENTS (OTHER THAN A LOSS ARISING FROM THE SOLE OR GROSS NEGLIGENCE OF LANDLORD OR ITS AGENTS), AND EVEN THOUGH ANY SUCH CLAIM, CAUSE OF ACTION, OR SUIT IS BASED UPON OR ALLEGED TO BE BASED UPON THE STRICT LIABILITY OF LANDLORD OR ITS AGENTS. THIS INDEMNITY IS INTENDED TO INDEMNIFY LANDLORD AND ITS AGENTS AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE OR FAULT AS PROVIDED ABOVE WHEN LANDLORD OR ITS AGENTS ARE JOINTLY, COMPARATIVELY, CONTRIBUTIVELY, OR CONCURRENTLY NEGLIGENT WITH TENANT. Subject to Section 11.(c), Landlord shall defend, indemnify, and hold harmless Tenant and its representative and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including attorneys' fees) arising from any Loss arising from any occurrence in the Building's common areas, EVEN THOUGH CAUSED OR ALLEGED TO BE CAUSED BY THE NEGLIGENCE OR FAULT OF TENANT OR ITS AGENTS (OTHER THAN A LOSS ARISING FROM THE SOLE OR GROSS NEGLIGENCE OF TENANT OR ITS AGENTS), AND EVEN THOUGH ANY SUCH CLAIM, CAUSE OF ACTION, OR SUIT IS BASED UPON OR ALLEGED TO BE BASED UPON THE STRICT LIABILITY OF TENANT OR ITS AGENTS. THIS INDEMNITY IS INTENDED TO INDEMNIFY TENANT AND ITS AGENTS AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE OR FAULT AS PROVIDED ABOVE WHEN TENANT OR ITS AGENTS ARE JOINTLY, COMPARATIVELY, CONTRIBUTIVELY, OR CONCURRENTLY NEGLIGENT WITH LANDLORD. The indemnities set forth in this Section 11.(d) shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

         12.      SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.

                  (a) SUBORDINATION. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (each, a "MORTGAGE"), or any ground lease, master lease, or primary lease (each, a "PRIMARY LEASE"), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a "LANDLORD'S MORTGAGEE"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten days after written request therefor such documentation, in recordable form if required, as a Landlord's Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord's Mortgagee's Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

                  (b) ATTORNMENT. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                  (c) NOTICE TO LANDLORD'S MORTGAGEE. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder. Notwithstanding the foregoing, nothing in this Section 12.(c) shall be construed to limit Tenant's rights to enforce any remedies it may have (other than termination of this Lease) that are expressly set forth elsewhere in this Lease.

                  (d) LANDLORD'S MORTGAGEE'S PROTECTION PROVISIONS. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including

Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

                  (e) SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT. Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from the current Landlord's Mortgagee, and Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from any future Landlord's Mortgagee, in the form of Exhibit O hereto or another form reasonably acceptable to Tenant and such Landlord's Mortgagee or other institutional lenders, within 30 days from the date hereof; however, Landlord's failure to obtain such agreement shall not constitute a default by Landlord hereunder or prohibit the mortgaging of the Building. The subordination of Tenant's rights hereunder to any Landlord's Mortgagee under Section 12.(a) shall be conditioned upon such Landlord's Mortgagee's execution and delivery of a subordination, non-disturbance and attornment agreement in the form of Exhibit O hereto or another form reasonably acceptable to Tenant and such Landlord's Mortgagee or other institutional lenders.

         13. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit C. Landlord shall (a) require that all tenants in the Building are subject to such rules and regulations and (b) enforce such rules and regulations in a non-discriminatory manner. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

         14.      CONDEMNATION.

                  (a) TOTAL TAKING. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking.

                  (b) PARTIAL TAKING - TENANT'S RIGHTS. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 120 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                  (c) PARTIAL TAKING - LANDLORD'S RIGHTS. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of
Section 14.(b).

                  (d) AWARD. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

         15.      FIRE OR OTHER CASUALTY.


                  (a) REPAIR ESTIMATE. If the Premises or the Building are damaged by fire or other casualty (a "CASUALTY"), Landlord shall, within 60 days after such Casualty, deliver to Tenant a good faith estimate (the "DAMAGE NOTICE") of the time needed to repair the damage caused by such Casualty.

                  (b) TENANT'S RIGHTS. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 180 days after the Casualty (the "REPAIR PERIOD"), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

                  (c) LANDLORD'S RIGHTS. If a Casualty damages the Premises or a material portion of the Building and (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period, (2) the damage to the Premises exceeds 50% of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two years of the Term, (3) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Building would be uneconomical, or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

                  (d) REPAIR OBLIGATION. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall only be required to reconstruct the Premises to the extent of any improvements existing therein on the date of the damage that were installed by Landlord as part of the Work (if any) pursuant to Exhibit D ("LANDLORD'S CONTRIBUTION"), and Landlord's obligation to repair or restore the Premises (including the Essential Landlord Improvements [as defined in Exhibit D]) shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. Tenant shall be responsible for repairing or replacing its furniture, equipment, fixtures, alterations and other improvements which Landlord is not obligated to restore, and shall use the proceeds of its insurance for such purpose. If Landlord does not complete the restoration of the Premises within 60 days after the time period estimated by Landlord to repair the damage caused by such Casualty as specified in the Damage Notice, as the same may be extended by Force Majeure Delay Days or delays caused by a Tenant Party, Tenant may terminate this Lease by delivering written notice to Landlord and Landlord's Mortgagee within ten days following the expiration of such 60-day period (as the same may be extended as set forth above) and prior to the date upon which Landlord Substantially Completes such restoration. Such termination shall be effective as of the date specified in Tenant's termination notice as if such date were the date fixed for the expiration of the Term. If Tenant fails to timely give such termination notice, Tenant shall be deemed to have waived its right to terminate this Lease, time being of the essence with respect thereto.

                  (e) ABATEMENT OF RENT. If the Premises are damaged by Casualty, Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord's repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

         16. PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within 30 days following written request, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with Law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

         17. EVENTS OF DEFAULT. Each of the following occurrences shall be an "EVENT OF DEFAULT":


                  (a) PAYMENT DEFAULT. Tenant's failure to pay Rent within five business days after Landlord has delivered written notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Tenant fails to pay Rent when due and, during the 12 month interval preceding such failure, Landlord has given Tenant written notice of failure to pay Rent on two or more occasions;

                  (b) ABANDONMENT. Without prior written notice to Landlord, Tenant (1) abandons or vacates the Premises or any substantial portion thereof or (2) fails to continuously operate its business in the Premises;

                  (c) ESTOPPEL. Tenant fails to provide any estoppel certificate after Landlord's written request therefor pursuant to Section 25.(e) and such failure shall continue for five days after Landlord's second written notice thereof to Tenant;

                  (d) OTHER DEFAULTS. Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; and

                  (e) INSOLVENCY. The filing of a petition by or against Tenant (the term "TENANT" shall include, for the purpose of this Section 17.(e), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

         18. REMEDIES. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

                  (a) TERMINATION OF LEASE. Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 19.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates" minus one percent, minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

                  (b) TERMINATION OF POSSESSION. Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. If Landlord elects to proceed under this
Section 18.(b), Landlord may remove all of Tenant's property from the Premises and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this
Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a); or

                  (c) ALTERATION OF LOCKS. Additionally, with or without notice, and to the extent permitted by Law, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.


         19.      PAYMENT BY TENANT; NON-WAIVER; CUMULATIVE REMEDIES.


                  (a) PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property,
(3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

                  (b) NO WAIVER. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

                  (c) CUMULATIVE REMEDIES. Any and all remedies set forth in this Lease: (1) shall be in addition to any and all other remedies Landlord may have at law or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

         20.      LANDLORD'S LIEN.  [Intentionally Deleted].


         21. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant. Additionally, at Landlord's option, Tenant shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, cabling, and furniture as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises if Landlord has specifically agreed in writing that the improvement or addition in question need not be removed. Tenant shall repair all damage caused by such removal and restore the Premises, reasonable wear and tear excepted, to the condition that existed as of the Commencement Date of this Lease. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. Notwithstanding the foregoing, Landlord hereby acknowledges that Landlord will not require the removal of the Work (as described in Exhibit D hereto) at the expiration of the Term. The provisions of this Section 21 shall survive the end of the Term.

         22. HOLDING OVER. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and (a) Tenant shall pay, in addition to the other Rent, Basic Rent equal to the greater of (1) 150% of the Basic Rent payable during the last month of the Term, or (2) 125% of the prevailing rental rate in the Building for similar space, and (b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. If Tenant fails to surrender the Premises within 30 days following the termination or expiration of this Lease, then Landlord shall be entitled to all rights and remedies provided herein or at law (none of which shall be deemed limited or waived by the provisions of this Section 22), and, in such instance, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

         23. CERTAIN RIGHTS RESERVED BY LANDLORD. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

                  (a) BUILDING OPERATIONS. To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises during normal business hours and in a manner which does not unreasonably interfere with Tenant's operations (after giving Tenant reasonable prior notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                  (b) SECURITY. To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and Holidays, subject, however, to Tenant's right to enter the Building twenty-four hours a day, seven days a week under such reasonable regulations as Landlord may prescribe from time to time;

                  (c) PROSPECTIVE PURCHASERS AND LENDERS. To enter the Premises at all reasonable hours (upon prior notice, which may be oral notice, and during normal business hours and in a manner which does not unreasonably interfere with Tenant's operations) to show the Premises to prospective purchasers or lenders; and

                  (d) PROSPECTIVE TENANTS. At any time during the last 12 months of the Term or at any time following the occurrence of an Event of Default, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.

         24.      SUBSTITUTION SPACE. [Intentionally Deleted].

         25.      MISCELLANEOUS.


                  (a) LANDLORD TRANSFER. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord's obligations hereunder in writing.

                  (b) LANDLORD'S LIABILITY. The liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency. Additionally, Tenant hereby waives its statutory lien under
Section 91.004 of the Texas Property Code.

                  (c) FORCE MAJEURE. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, extreme weather, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

                  (d) BROKERAGE. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Trammell Crow Dallas/Fort Worth, Ltd. and Cushman & Wakefield of Texas, Inc., whose commissions shall be paid by Landlord pursuant to separate written agreements. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, liens and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

                  (e) ESTOPPEL CERTIFICATES. From time to time, Tenant shall furnish to any party designated by Landlord, within 15 days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Building, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit F.

                  (f) NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                  (g) SEPARABILITY. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                  (h) AMENDMENTS; BINDING EFFECT. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                  (i) QUIET ENJOYMENT. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

                  (j) NO MERGER. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                  (k) NO OFFER. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                  (l) ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

                  (m) WAIVER OF JURY TRIAL. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.


                  (n) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

                  (o) RECORDING. Tenant shall not record this Lease or any memorandum of this Lease without the prior written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord. Tenant grants to Landlord a power of attorney to execute and record a release releasing any such recorded instrument of record that was recorded without the prior written consent of Landlord.

                  (p) JOINT AND SEVERAL LIABILITY. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All unperformed obligations of Tenant at the end of the Term shall survive.

                  (q) FINANCIAL REPORTS. Within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant or Tenant's parent corporation is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's or its parent corporation's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (1) to Landlord's Mortgagee or prospective mortgagees or purchasers of the Building, (2) in litigation between Landlord and Tenant, and (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 25.(q) more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

                  (r) LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and reasonably incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys', engineers' or architects' fees, within 30 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

                  (s) TELECOMMUNICATIONS. Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems ("TELECOMMUNICATIONS SERVICES"), for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent; provided, such telecommunications companies shall have a right of access to and within the Building for the installation of telecommunication systems and services pursuant to the Working Drawings described in Exhibit D hereto. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable Laws and Landlord's policies and practices for the Building. Except for providing conduits and related components thereto as set forth in the Construction Drawings, Tenant acknowledges that Landlord shall not be required to provide or arrange for any

Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services. However, nothing in this Section 25.(s) shall prohibit Tenant's employees from accessing areas solely within the Premises that do not contain any equipment serving other tenants of the Building or the Building's Systems.

                  (t) CONFIDENTIALITY. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent, except to the extent otherwise required by applicable law. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

                  (u) AUTHORITY. Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.

                  (v) HAZARDOUS MATERIALS. The term "HAZARDOUS MATERIALS" means any substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this
Section 25.(v), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 25.(v). This indemnity provision shall survive termination or expiration of this Lease.

                  (w) LIST OF EXHIBITS. All exhibits and attachments attached hereto are incorporated herein by this reference.

                  Exhibit A -       Outline of Premises
                  Exhibit B -       Description of the Land
                  Exhibit C -       Building Rules and Regulations
                  Exhibit D -       Tenant Finish-Work:  Allowance
                  Exhibit E -       Form of Confirmation of Commencement Date Letter
                  Exhibit F -       Form of Tenant Estoppel Certificate
                  Exhibit G -       Parking
                  Exhibit H -       Renewal Option

                  Exhibit I -       Right of First Refusal
                  Exhibit J -       Rent Abatement Provisions
                  Exhibit K -       Janitorial Services
                  Exhibit L -       Tenant's Signage
                  Exhibit M -       Designated Smoking Area
                  Exhibit N -       Guaranty
                  Exhibit O -       Form of Subordination, Non-Disturbance and Attornment Agreement

         26.      OTHER PROVISIONS.


                  (a) ADA. Notwithstanding anything in this Lease to the contrary, as between Landlord and Tenant, (1) Tenant shall bear the risk of complying with Title III of the Americans With Disabilities Act of 1990, any state laws governing handicapped access or architectural barriers, including the Texas Elimination of Architectural Barriers Act, and all rules, regulations, and guidelines promulgated under such laws, as amended from time to time (the "DISABILITIES ACTS") in the Premises, and (2) Landlord shall bear the risk of complying with the Disabilities Acts in the common areas of the Building, other than compliance that is necessitated by the use of the Premises for other than the Permitted Use (which risk and responsibility shall be borne by Tenant).

                  (b) ENVIRONMENTAL REPORT. Landlord has provided to Tenant a copy of an Environmental Site Assessment Update (HBC Report No. 94007086A) ("REPORT") with respect to the Land, dated February 24, 2000, prepared by HBC Engineering, Inc. ("CONSULTANT"). Tenant agrees not to release the Report, or a copy of it, or any part of it, or disclose any of the information contained in the Report to any third party (other than Tenant's counsel) without the express prior written consent of Landlord. Such consent shall not be unreasonably withheld as long as the proposed party to whom the report is given executes a letter agreement containing covenants similar to this Section 26.(b). Landlord represents to Tenant that, except as otherwise disclosed in the Report, to the best of Landlord's actual knowledge (without duty of inquiry), Landlord has not received written notice from any governmental entity or any other party of any Hazardous Materials on, in, under or adjacent to the Land or the Building in violation of any environmental law. Tenant releases Landlord for any inaccuracies, omissions, or errors contained in the Report. Tenant agrees that Landlord has no duty to provide it with the Report, to correct any inaccuracies, errors, or omission in the Report, to supplement the Report with any additional information, or to provide Tenant with any information concerning the environmental conditions of the Land. Tenant agrees that Landlord considers the Report to be confidential proprietary information and Tenant agrees to maintain the confidentiality and security of the Report information in accordance with the highest standards of confidentiality and security associated with the protection of "trade secrets." Landlord hereby expressly disclaims responsibility for the investigation of the Land by Tenant and further disclaims any responsibility for the contents of the Report. Tenant's obligations pursuant to this Section 26.(b) shall survive the expiration or termination of this Lease.

                  (c) SIGNAGE. Subject to Landlord's prior approval of the location, design, size, color, material composition, and plans and specifications therefor, Tenant may, at its sole risk and expense, construct a building fascia sign on the Building and a monument sign on the Building grounds (collectively, the "SIGNS"). Landlord hereby consents to the sign described on Exhibit L hereto. If Landlord grants its approval, Tenant shall erect each Sign in accordance with the approved plans and specifications, in a good and workmanlike manner, in accordance with all laws, regulations, restrictions (governmental or otherwise), and architectural guidelines in effect for the area in which the Building is located and has received all requisite approvals thereunder (the "SIGN REQUIREMENTS"), and in a manner so as not to unreasonably interfere with the use of the Building grounds while such construction is taking place; thereafter, Tenant shall maintain each Sign in a good, clean, and safe condition in accordance with the Sign Requirements. After the end of the Term or after Tenant's right to possess the Premises has been terminated, Landlord (1) may require that Tenant remove any Signs by delivering to Tenant written notice thereof within 30 days after the end of the Term or (2) may use any Sign, in which case such Sign shall become the property of Landlord without compensation to Tenant. If Landlord so requests, Tenant shall remove the Sign, repair all damage caused thereby, and restore the Building and, if applicable, the grounds on which such Sign was located to their condition before the installation of the Sign within ten days after Landlord's request therefor. If Tenant fails to timely do so, Landlord may, without compensation to Tenant, (A) use such Sign or (B) at Tenant's expense, remove such Sign, perform the related restoration and repair work and dispose of such Sign in any manner Landlord deems appropriate. NOTWITHSTANDING LANDLORD'S INDEMNITY CONTAINED IN SECTION 11.(D), IT IS THE INTENTION OF THE PARTIES THAT TENANT BEAR ALL RISKS RELATING TO THE INSTALLATION, USE, MAINTENANCE, OPERATION, AND REMOVAL OF THE SIGNS; THEREFORE, TENANT SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS LANDLORD, ITS AGENTS, AND THEIR RESPECTIVE AFFILIATES FROM ALL LOSSES, CLAIMS, COSTS, AND LIABILITIES ARISING IN CONNECTION WITH OR RELATING TO THE INSTALLATION, MAINTENANCE, USE, OPERATION, AND REMOVAL OF THE SIGNS, INCLUDING, WITHOUT LIMITATION, THAT ARISING FROM LANDLORD'S NEGLIGENCE (OTHER THAN ITS SOLE OR GROSS negligence). The rights granted to Tenant under this Section 26.(c) are personal to Daisytek, Incorporated, may not be assigned to any party, and may be revoked by Landlord if Tenant ceases to occupy at least 40,000 rentable square feet in the Building.

                  (d) SATELLITE DISH. Provided that Tenant complies with the terms of this Section 26.(d), 26.(e), Tenant may, at its risk and expense, install a satellite dish, microwave antennae and other equipment and related wiring (collectively, the "SATELLITE DISH") on the roof of the Building at a location approved by Landlord. Except as set forth in the Working Drawings described in Exhibit D hereto, before installing the Satellite Dish, Tenant shall submit to Landlord for its approval (which approval shall not be unreasonably withheld or delayed) plans and specifications which (1) specify in detail the design, location, size, and frequency of the Satellite Dish and (2) are sufficiently detailed to allow for the installation of the Satellite Dish in a good and workmanlike manner and in accordance with all Laws. If Landlord approves of such plans, Tenant shall install (in a good and workmanlike manner), maintain and use the Satellite Dish in accordance with all Laws and shall obtain all permits required for the installation and operation thereof; copies of all such permits must be submitted to Landlord before Tenant begins to install the Satellite Dish. Tenant shall thereafter maintain all permits necessary for the maintenance and operation of the Satellite Dish while it is on the Building and operate and maintain the Satellite Dish in such a manner so as not to unreasonably interfere with any other satellite, antennae, or other transmission facility on the Building's roof or in the Building. Landlord may require that Tenant screen the Satellite Dish with a parapet wall or other screening device reasonably acceptable to Landlord provided it does not make the Satellite Dish inoperable. Tenant shall maintain the Satellite Dish and the screening therefor in good repair and condition. Tenant may only use the Satellite Dish in connection with Tenant's business. Tenant shall not allow any third party to use such equipment, whether by sublease, license, occupancy agreement or otherwise. Tenant shall, at its risk and expense, remove the Satellite Dish, within 15 days after the occurrence of any of the following events: (A) the termination of Tenant's right to possess the Premises; (B) the termination of the Lease; (C) the expiration of the Term; or (D) Tenant's vacating the Premises. If Tenant fails to do so, Landlord may remove the Satellite Dish and store or dispose of it in any manner Landlord deems appropriate without liability to Tenant; Tenant shall reimburse Landlord for all costs incurred by Landlord in connection therewith within ten days after Landlord's request therefor. Tenant shall repair any damage to the Building caused by or relating to the Satellite Dish, including that which is caused by its installation, maintenance, use, or removal.

NOTWITHSTANDING LANDLORD'S INDEMNITY CONTAINED IN SECTION 11.(D), IT IS THE INTENTION OF THE PARTIES THAT TENANT BEAR ALL RISKS RELATING TO THE INSTALLATION, USE, MAINTENANCE, OPERATION, AND REMOVAL OF THE SATELLITE DISH; THEREFORE, TENANT SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS LANDLORD, ITS AGENTS, AND THEIR RESPECTIVE AFFILIATES FROM ALL LOSSES, CLAIMS, COSTS, AND LIABILITIES ARISING IN CONNECTION WITH OR RELATING TO THE INSTALLATION, MAINTENANCE, USE, OPERATION, AND REMOVAL OF THE SATELLITE DISH, INCLUDING, WITHOUT LIMITATION, THAT ARISING FROM LANDLORD'S NEGLIGENCE (OTHER THAN ITS SOLE OR GROSS NEGLIGENCE). All work relating to the Satellite Dish shall, at Tenant's expense, be coordinated with Landlord's roofing contractor so as not to affect any warranty for the Building's roof.

                  (e) SMOKING AREA. Tenant shall not permit its employees, invitees or guests to smoke in the lobbies, passages, corridors, elevators, vending rooms, rest rooms, stairways or any other area shared in common with other tenants in the Building. Nor shall Tenant permit its employees, invitees, or guests to loiter at the building entrances for the purposes of smoking. Tenant's employees, invitees and guests shall be permitted to smoke only in the designated smoking area, which is depicted on Exhibit M hereto.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND EXCEPT AS EXPRESSLY SET FORTH HEREIN, TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO DIMINISH THE OBLIGATIONS OF LANDLORD THAT ARE EXPRESSLY SET FORTH ELSEWHERE IN THIS LEASE OR ANY ATTACHMENT HERETO.

         Dated as of the date first above written.


LANDLORD:                           ENTERPRISE BUSINESS PARK D-2, L.P.,
                                    a Delaware limited partnership
                                    By:  Trammell Crow DFW Development, Inc.,
                                         a Delaware corporation, its sole
                                         general partner


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

TENANT:                             DAISYTEK, INCORPORATED, a Delaware
                                    corporation


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------